UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Registrant's 2005 Senior Executive Long-Term Incentive Program
Registrant's Senior Executive SHC 2005 Annual Incentive Plan Document
Form of Executive Severance/Non-Compete Agreement for Senior Executives of the Registrant
Form of Executive Severance/Non-Compete Agreement for Senior Executives of the Registrant

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

2005 Senior Executive Long-Term Incentive Program

On April 26, 2005, the Covered Compensation Subcommittee (the “Subcommittee”) of the Compensation Committee (the “Compensation Committee”) of the Registrant’s Board of Directors and the Compensation Committee acted to adopt the Sears Holdings Corporation 2005 Senior Executive Long Term Incentive Program (the “LTIP”), subject to shareholder approval. The LTIP provides for performance-based awards that are designed to vary commensurately with achieved performance.

The following is a brief description of the material terms and conditions of the LTIP. It is qualified in its entirety by reference to the complete text of the LTIP, which is included as Exhibit 10(a) to this Report.

The LTIP provides for the grant of incentive awards to key employees designated by the Subcommittee. The awards represent the right to receive cash or, if permitted by the Subcommittee, at the participant’s election shares of the Registrant’s common stock, if such shares are available under a shareholder approved plan of the Registrant providing for the issuance of shares in satisfaction of LTIP awards, based on LTIP EBITDA (as defined in the LTIP) for the Registrant’s 2005 through 2007 fiscal years. Payouts will range from 50% of the targeted payout at a threshold LTIP EBITDA level established by the Subcommittee to 150% of the targeted payout at a superior LTIP EBITDA level established by the Subcommittee.

Payments of awards will be made as soon as practicable after the Registrant’s LTIP EBITDA results for the Registrant’s 2007 fiscal year are available and the Subcommittee has certified the attainment of the performance goals and the amount to be paid to each participant. In no event will the award paid to any participant exceed $15 million.

The LTIP will be administered by the Subcommittee, which will determine the eligible employees who are to receive awards under the LTIP.

As of the date of this Report, awards under the LTIP have been granted to the Registrant’s executive officers and certain of its other senior executives. Target payouts to executives at or above the Senior Vice President level were based on market and internal comparisons. Target awards to executives at the Vice President level are based on a multiple of base salary.

Senior Executive SHC 2005 Annual Incentive Plan

On April 26, 2005, the Subcommittee and the Compensation Committee acted to adopt the Senior Executive SHC 2005 Annual Incentive Plan (the “AIP”), subject to shareholder approval. They also established performance goals and target bonus levels for 2005 for the Registrant’s executive officers and certain of its other senior executives under the AIP.

The following is a brief description of the material terms and conditions of the AIP. It is qualified in its entirety by reference to the complete text of the AIP, which is included as Exhibit 10(b) to this Report.

The AIP is designed to reward eligible executives for sustained company financial performance. Executives at or above the Senior Vice President level participate in the AIP. Payouts under the AIP will range from 50% of the targeted payout at threshold performance levels to 150% of the targeted payout at maximum/excellence performance levels established by the Subcommittee. Target payouts are calculated as a percentage of base salary determined by position and based on the competitive marketplace. For fiscal 2005, performance levels are determined based on EBITDA, defined on a basis consistent with the LTIP and, in some cases, Merchandise Margin (as defined in the AIP).

The AIP will be administered by the Subcommittee. Earned awards under the Plan will be paid to participants within 75 days after the end of the Registrant’s 2005 fiscal year, provided that the participant is actively employed by the Registrant on the payment date (unless otherwise required by law).

Executive Severance/Non-Compete Agreements

On April 26, 2005, the Compensation Committee adopted two forms of Executive Severance/Non-Compete Agreements (each a “Severance Agreement”, and separately referred to as “Form A Severance Agreement” and “Form B Severance Agreement”). Each Severance Agreement requires the signatory (the “Executive”) to maintain the confidentiality of information concerning the Registrant’s business. The agreements also prohibit the Executive from working for a competitor of the Registrant or hiring any of the Registrant’s employees for one year after his or her employment with the Registrant ends. Under the Severance Agreements, if the Registrant terminates an Executive’s employment without cause (as defined in the Severance Agreements), the Executive will receive the following benefits:

•	Form A Severance Agreement provides for severance equal to one year of annual base pay and the annual target bonus calculated for the year the Executive’s employment with the Registrant ends or, if no target bonus has been set for the year in which the date of termination has occurred, Executive’s target bonus for the year immediately preceding the year in which the date of termination occurred;

•	Form B Severance Agreement provides for severance equal to one year of annual base salary; and

•	Most benefits during the salary continuation period.

All of the above payments will lapse if the Executive is employed by a competitor of the Registrant within one year of termination of active employment.

The foregoing is a brief description of the material terms of the Severance Agreements. It is qualified in its entirety by reference to the complete text of the Severance Agreements, which are included as Exhibits 10(c) and 10(d) to this Report.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10(a) Registrant’s 2005 Senior Executive Long-Term Incentive Program

Exhibit 10(b) Registrant’s Senior Executive SHC 2005 Annual Incentive Plan Document

Exhibit 10(c) Form of Executive Severance/Non-Compete Agreement for Senior Executives of the Registrant

Exhibit 10(d) Form of Executive Severance/Non-Compete Agreement for Senior Executives of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION
By:	/s/ William K. Phelan
William K. Phelan
Vice President and Controller

Date: April 29, 2005

EXHIBIT INDEX

Exhibit No.
10(a)	Registrant’s 2005 Senior Executive Long-Term Incentive Program
10(b)	Registrant’s Senior Executive SHC 2005 Annual Incentive Plan Document*
10(c)	Form of Executive Severance/Non-Compete Agreement for Senior Executives of the Registrant
10(d)	Form of Executive Severance/Non-Compete Agreement for Senior Executives of the Registrant

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.